United States

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2005

Nature’s Sunshine Products, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 East 1700 South

Provo, Utah  84606

(Address of principal executive offices) (Zip Code)

(801) 342-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 3.01                     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 1, 2005, Nature’s Sunshine Products, Inc. issued a press release announcing that, on November 28, 2005, the Company had received notice from The Nasdaq Stock Market that, because the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which was filed on November 22, 2005, included unaudited consolidated financial statements for the three and nine month periods ended September 30, 2005 for which the Company’s independent auditor had not completed its review, the Company is not in compliance with Marketplace Rule 4310(c)(14).  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(c)           The following exhibit is being furnished herewith:

                                                99.1         Press release issued by the Company dated November 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 1, 2005

By:

NATURE’S SUNSHINE PRODUCTS, INC.

/s/Craig D. Huff
Name:	Craig D. Huff
Title:	Executive Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Number	Exhibit
99.1	Text of press release issued by Nature’s Sunshine Products, Inc. dated November 29, 2005.